Exhibit 10.30

ASSIGNMENT OF PURCHASE AGREEMENT

This Assignment of Purchase Agreement (the “Assignment”), made this 28th day of September, 2011, by and between WELLS CORE OFFICE INCOME REIT ADVISORY SERVICES, LLC, a Georgia limited liability company (“Assignor”), and WELLS CORE REIT – WESTWAY II HOUSTON, LLC, a Delaware limited liability company (“Assignee”).

W I T N E S S E T H:

WHEREAS, Assignor, as Purchaser therein, entered into that certain Purchase Agreement dated August 4, 2011 (the “Agreement”), for the sale of certain real property located in Houston, Texas known generally as Westway II; and

WHEREAS, Assignor desires to assign its right, title, and interest in the Agreement to Assignee;

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, One Dollar ($1.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby agree as follows:

1.        Assignor hereby transfers to Assignee, and Assignee hereby agrees to assume and be bound by, all right, title, interest, covenants, obligations, representations and warranties of the Purchaser under the Agreement.

2.        This Assignment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement. Further, a facsimile signature of either Assignor or Assignee on any counterpart may be relied upon as an original signature.

[SIGNATURES CONTAINED ON FOLLOWING PAGE]

IN WITNESS WHEREOF, this Assignment has been executed by Assignor and Assignee as of (but not necessarily on) the day and year first above written.

“ASSIGNOR”	“ASSIGNEE”

WELLS CORE OFFICE INCOME REIT ADVISORY SERVICES, LLC, a Georgia limited liability company	WELLS CORE REIT – WESTWAY II HOUSTON, LLC, a Delaware limited liability company

By: /s/ Douglas P. Williams	By: Wells Core Office Income Operating Partnership, L.P., a Delaware limited partnership, its sole member
Name: Douglas P. Williams
Title: Senior Vice President

By: Wells Core Office Income REIT, Inc., a Maryland corporation, its sole general partner

By: /s/ Randall D. Fretz
Name: Randall D. Fretz
Title: Senior Vice President